UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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T.J.T., Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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T.J.T., INC.

843 North Washington

Emmett, Idaho  83617

January 17, 2005

Dear Shareholder:

You are invited to attend T.J.T., Inc.’s 2005 Annual Meeting of Shareholders, which will be held at the Owyhee Plaza Hotel, in the Capital Room, on Tuesday, February 22, 2005, at 10:00 a.m. Mountain Standard Time.  The Owyhee Plaza is located at 1109 Main Street in Boise, Idaho.

In addition to the item of business identified in the formal notice for the annual meeting on the following page, T.J.T.’s 2004 performance will be discussed and management will respond to your questions.  Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, and T.J.T.’s Annual Report for 2004.

Your vote is important to us regardless of the number of shares you own.  If you are unable to attend the Annual Meeting in person, T.J.T. urges you to sign, date, and return the enclosed proxy in the self-addressed stamped envelope provided, since it is necessary that a majority of the shareholders’ outstanding shares be represented, in person or by proxy, for a quorum at the Annual Meeting.

If you plan to vote at the annual meeting and your shares are held by a broker, bank, or other person, you must bring two additional items to the annual meeting: (1) a letter from that entity which confirms your beneficial ownership of shares, and (2) a proxy card issued in your name.

I look forward to seeing you at the meeting.

Sincerely,

TERRENCE J. SHELDON
Chairman of the Board,
President, and Chief Executive Officer

i

T.J.T., INC.

NOTICE OF THE 2005

ANNUAL MEETING OF SHAREHOLDERS

FEBRUARY 22, 2005

The Annual Meeting of Shareholders of T.J.T., Inc., a Washington Corporation, will be held on Tuesday, February 22, 2005, at 10:00 a.m., Mountain Standard Time, in the Capital Room of the Owyhee Plaza Hotel, 1109 Main Street, Boise, Idaho (the “Annual Meeting”) for the following purposes:

1.               To elect three Directors to serve until the annual meeting of shareholders in 2008, or until their successors are duly elected and qualified.

2.               To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Shareholders of record at the close of business on Friday, December 17, 2004 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.  If you are unable to attend the Annual Meeting in person, T.J.T. urges you to sign, date, and return the enclosed proxy in the self-addressed stamped envelope provided, since it is necessary that a majority of the shareholders’ outstanding shares be represented, in person or by proxy, for a quorum at the Annual Meeting.

By Order of the Board of Directors

John W. Eames III
Corporate Secretary

Emmett, Idaho
January 17, 2005

T.J.T.’s 2004 Annual Report is enclosed with this Proxy Statement.  The Annual Report contains financial and other information about T.J.T., Inc. not incorporated in the Proxy Statement and is not part of the proxy solicitation material.

ii

PROXY STATEMENT

TABLE OF CONTENTS

INFORMATION ABOUT PROXY SOLICITATION AND VOTING
General Information
Date, Time, and Place of Annual Meeting
Record Date; Shares Entitled to Vote
Quorum; Required Vote
Revocation of Proxies
Shareholder Proposals and Nomination of Directors
Solicitation of Proxies
INFORMATION CONCERNING CHANGES TO THE BOARD OF DIRECTORS
BUSINESS AT THE ANNUAL MEETING
PROPOSAL 1. ELECTION OF DIRECTORS
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
Audit Committee
Compensation Committee
Executive Committee
EXECUTIVE OFFICERS OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary of Cash and Certain other Compensation
T.J.T., Inc. 1994 Stock Option Plan
Stock Option Grants in the Last Fiscal Year
Aggregated Stock Options
401(k) Profit Sharing Plan
Director Compensation
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Compensation Policy Applicable to Officers and Key Executives
Executive Compensation Policies
Employment Agreements
CEO’s Compensation
AUDIT COMMITTEE REPORT
Change of Independent Auditors
Discussions with Management
S.A.S. 61
Audit Fees
Audited Financial Statements for T.J.T.’s Annual Report
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (Performance Graph)
CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS
Related Party Transactions
Compensation Committee Interlocks and Insider Transactions
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
CODE OF ETHICS
OTHER MATTERS
INCORPORATION BY REFERENCE

iii

INFORMATION ABOUT PROXY SOLICITATION AND VOTING

General Information

T.J.T., Inc. (“T.J.T.” or the “Company”) has sent you the enclosed proxy card because T.J.T.’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting.  This proxy statement summarizes information that T.J.T. is required to provide to you under the rules of the Securities and Exchange Commission, and is designed to provide you with information to assist you in voting your shares.  The purpose of the Annual Meeting is for the shareholders of T.J.T.’s common stock to consider and vote on the following proposals:

1.               To elect three Directors to serve until the annual meeting of shareholders in 2008, or until their successors are duly elected and qualified (see “PROPOSAL 1.  ELECTION OF DIRECTORS”).

2.               To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Date, Time, and Place of Annual Meeting

The Annual Meeting will be held on Tuesday, February 22, 2005, at 10:00 a.m., Mountain Standard Time, in the Capital Room of the Owyhee Plaza Hotel at 1109 Main Street in Boise, Idaho.  T.J.T. intends to mail this Proxy Statement and accompanying proxy card on or about January 17, 2005, to all shareholders entitled to vote at the Annual Meeting.

Record Date; Shares Entitled to Vote

T.J.T.’s Board of Directors fixed the close of business on Friday, December 17, 2004, as the record date (the “Record Date”) for determining T.J.T.’s shareholders entitled to vote at the Annual Meeting.  Only the holders of record of T.J.T.’s common stock on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  At the close of business on December 17, 2004 there were 4,504,939 shares of common stock outstanding.

Each holder of record of T.J.T.’s common stock on the Record Date is entitled to one vote for each share held, on each of the matters to be voted on at the Annual Meeting.  On the Record Date, there were approximately 573 holders of record.

Quorum; Required Vote

As of the Record Date, there were 4,504,939 shares of T.J.T. common stock outstanding.  You are entitled to one vote for each share of T.J.T.’s common stock you hold as of the Record Date on each of the matters to be voted on at the Annual Meeting.   You do not have cumulative voting rights.  A quorum consisting of at least 2,252,470 shares is necessary to hold a valid meeting.  If at least 2,252,470 shares of the total 4,504,939 shares entitled to vote at the Annual Meeting are cast either in person or by proxy, a quorum will exist.

The inspector of election appointed for the Annual Meeting will tabulate all votes.  The inspector of election will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.  Abstentions and broker non-votes will be counted toward the quorum requirement.  Abstentions will count toward the quorum requirement, and they will have the same effect as negative votes.  Broker non-votes will be counted toward a quorum, but will not be counted in determining whether a matter is approved.

If the shares held by the persons present or represented by proxy at the Annual Meeting are less than 2,252,470 shares of T.J.T. common stock, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies, votes, or for any other purpose.  At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original Annual Meeting (except for any proxies which have since then effectively been revoked or withdrawn).  See “Revocation of Proxies” below.

Revocation of Proxies

You may revoke a proxy at any time before it is voted.  You may revoke the proxy by filing a written notice of revocation or a duly executed proxy card with a later date with the Secretary of T.J.T., at 843 North Washington, P.O. Box 278, Emmett, Idaho  83617, or by attending the Annual Meeting and voting in person.  Your attendance at the Annual Meeting will not, by itself, revoke a proxy.

Shareholder Proposals and Nomination of Directors

T.J.T.’s bylaws provide that for a shareholder to nominate a candidate for election as a director at an annual meeting of shareholders, or propose business for consideration at such meeting, notice must be given in writing to the Secretary of T.J.T. at T.J.T.’s executive offices not less than 120 days in advance of release of the proxy statement to shareholders in connection with the annual meeting.  Accordingly, a shareholder nomination or proposal intended for consideration at the 2006 Annual Meeting must be received by the Secretary prior to September 25, 2005.  T.J.T.’s bylaws also provide details about the information that needs to be included in each shareholder’s proposal or nomination of a director.  No shareholder proposals or nominations have been made for consideration at this Annual Meeting.

Solicitation of Proxies

T.J.T. will pay the entire cost for solicitation of proxies, and management will be soliciting proxies on behalf of the Company.  Copies of the solicitation materials will be sent to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of T.J.T. common stock beneficially owned by others to forward to such beneficial owners.  T.J.T. will reimburse persons representing beneficial owners of common stock for their costs of forwarding proxy solicitation materials to the beneficial owners.  Solicitation of proxies may be made in person or by mail, telephone, telecopy, or telegram.  The directors, officers, employees, and representatives of T.J.T. may supplement the original proxies.  T.J.T. will not pay its directors, officers, or employees any additional compensation for this service, but they may be reimbursed for out-of-pocket expenses incurred in connection with the proxy solicitation.

INFORMATION CONCERNING CHANGES TO THE BOARD OF DIRECTORS

At the 2004 annual meeting of shareholders Arthur J. Berry and Ulysses B. Mori were re-elected, and Susan M. Allison was elected to the Board of Directors to serve as Class II Directors until the year 2007.

The Board of Directors has nominated Larry E. Kling, Jerome B. Light, and Terrence J. Sheldon to stand for re-election to the Board as Class III Directors, to serve until the annual meeting of shareholders in 2008.

BUSINESS AT THE ANNUAL MEETING

PROPOSAL 1.  ELECTION OF DIRECTORS

T.J.T.’s Board of Directors is divided into three classes of directors who serve staggered three-year terms.  The term of one class of directors expires at each annual meeting of shareholders.  Each director serves on the Board of Directors until he or she is succeeded by another qualified elected director.

The current classes of directors or nominated directors are as follows:

•                  Two Class I Directors: Larry B. Prescott, and Robert B. Siegel.  The Class I Directors term of office expires at the 2006 Annual Meeting.

•                  Three Class II Directors:  Susan M. Allison, Arthur J. Berry, and Ulysses B. Mori.  The Class II Directors term of office expires at the 2007 Annual Meeting.

•                  Three Class III Directors:  Larry E. Kling, Jerome B. Light, and Terrence J. Sheldon. The Class III Directors term of office expires at the 2005 Annual Meeting.

The current term for the Class III Directors; Larry E. Kling, Jerome B. Light, and Terrence J. Sheldon, expires as of the Annual Meeting.  The nominees standing for re-election as Class III Directors are:  Larry E. Kling, Jerome B. Light, and Terrence J. Sheldon.  These Class III nominees will be elected to hold office until T.J.T.’s annual meeting of shareholders in 2008.

If any nominee is unable to serve as a Director, the proxy holders may substitute a nominee and vote for another person of their choice in that place, or the Board may reduce the size of the Board of Directors prior to the Annual Meeting to eliminate the position of any nominees.  T.J.T. intends that the proxy holders named on the enclosed proxy card vote for the three Class II nominees named above.  The number of directors on T.J.T.’s Board of Directors is eight.  The following provides biographical information for each nominee and continuing director:

Class I – Directors elected to serve until the 2006 annual meeting of shareholders:

Larry B. Prescott, 56, was elected to the Board in February, 1999.  He was appointed Senior Vice President, Chief Financial Officer, and Treasurer of the Company, in January, 1999.  Mr. Prescott was named a trustee of the T.J.T. 401(k) Plan in February, 1999.  Previously, Mr. Prescott was Vice President and Portfolio Manager for US Bancorp in Portland, OR.  Prior to his banking experience, he spent 15 years with Boise Cascade Corporation in the factory-built housing industry.

Robert B. Siegel, 54, was appointed to the Board in November, 2002, and elected to the Board in February, 2003.  He is President and Chief Executive Officer of Arizona Home Supply, formerly Arizona Mobile Home Supply, which he founded in 1978, in Phoenix, Arizona.  He is also an owner and co-founder of D-Mac, LLC, a manufacturer of steel piers.  Neither of these firms are subsidiaries or affiliates of the Company.  He is on the Board of Directors of the Manufactured Housing Industry of Arizona, where he chairs the Legislative Committee.

Class II – Directors elected to serve until the 2007 annual meeting of shareholders:

Susan M. Allison, 48, was appointed to the Board in November of 2003.  Since 1997, she has served as Director of Capital Markets for Micron Technology, Inc., in Boise, Idaho.  Micron Technology, Inc. is not a subsidiary or affiliate of the Company.  Prior to that time, she held a number of senior management positions with West One Bancorp (now U.S. Bank) over a 16 year period, including, Senior Vice President and Manager of Financial Planning and Management Accounting.  Sue has a BS in Business Management, and an MBA in finance from the State University of New York at Buffalo, and was an honor graduate of the Pacific Coast School of Banking, University of Washington.  She has held the Chartered Financial Analyst (CFA) designation since 2000.  Ms. Allison chairs the Directors’ Audit Committee.

 Arthur J. Berry, 54, was elected to the Board in 1995.  He is President and principal shareholder of Arthur J. Berry & Company, a real estate development and business brokerage firm located in Boise, Idaho.  Mr. Berry has a Bachelor’s Degree in Finance, and an MBA from Boise State University, and a J.D. from the University of Idaho. He is a Certified Business Appraiser with the Institute of Business Appraisers.  In 2003, Mr. Berry became co-founder, Chairman, and principal shareholder, of Kit Homebuilders West, LLC, a producer of HUD Code manufactured homes.   In October 2004, he sold his majority ownership of Kit, and now maintains a minority interest.  He is currently a member of the Directors’ Compensation and Executive Committees, and previously served as chair of the Directors’ Audit Committee.  Neither Arthur J. Berry & Company, nor Kit Homebuilders West, LLC are subsidiaries or affiliates of the Company.

Ulysses B. Mori, 52, was elected to the Board in February, 1998.  He has been a Senior Vice President since 1998.  Mr. Mori has served as Corporate Sales Manager since January, 2000.  Previously he had separately held the positions of Manager of New Business Development, O.E.M. Sales Manager, and General Manager of the Company’s Woodland, California facility following T.J.T.’s merger with Leg-It Tire Company, Inc. in 1997.  Mr. Mori was the founder, President and Chief Executive Officer of Leg-It Tire Co., Inc., from 1980 -1997.  He was founding Chairman of the National Axle & Tire Association, and has served on the Manufactured Housing Institute Transportation Committee.

Class III – Nominees for election to serve until the 2008 annual meeting of shareholders:

Larry E. Kling, 59, was appointed to the Board in May, 2001, and elected in February 2002.  At that time, Mr. Kling was also appointed to serve on the Directors’ Audit, Compensation, and Executive Committees.  Mr. Kling previously served as Chief Operating Officer of Morgan Drive Away, Inc. from 1972-1983.  In 1983 he founded Transit Homes of America, Inc., a major transporter of manufactured homes, and served as President of Transit Homes until its sale to Morgan Drive Away, Inc. in 1996.  He is currently semi-retired.

Jerome B. Light, 65, was appointed to the Board in 1999, and elected in February 2000.  He serves on the Directors’ Audit and Compensation Committees, and currently chairs the Directors’ Executive Committee.  Mr. Light served in the various roles of Plant General Manager, Regional Vice President, and Senior Vice President of Operations, during his career with Champion Enterprises, Inc. from 1968 -1999. He is currently retired.

Terrence J. Sheldon,  62, co-founded T.J.T., Inc., an Idaho corporation (“TJT-Idaho”) in 1977.  Mr. Sheldon was elected to the Board of TJT-Idaho in April of 1977.  He served as President of TJT-Idaho from inception until its merger with the Company in 1994, with the exception of the period from January – October, 1986.  Mr. Sheldon has served as President and Chief Executive Officer of the Company since 1994.  Mr. Sheldon is Chairman of the Board of Directors, Chairman of the Directors’ Compensation Committee, a member of the Directors’ Executive Committee, and a Trustee of the T.J.T., Inc. 401(k) Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 1.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended September 30, 2004, the Board of Directors met five times.  In addition to full Board meetings, several of the Directors also attended meetings of Board Committees.  The Board of Directors has an Audit Committee, an Executive Committee, and a Compensation Committee.

During the fiscal year ended September 30, 2004, the Board of Directors held four quarterly meetings, and one special meeting.  The current directors attended at least 90% of the meetings of the Board and of those Committees on which they served during the fiscal year.

For information regarding compensation received by a director, see “Executive Compensation and Other Information – Compensation of Directors” and “Certain Relationships and Other Transactions.”

Audit Committee

The Directors’ Audit Committee is authorized by the Board of Directors to review and supervise the financial controls of T.J.T.   This includes selecting T.J.T.’s independent public accountants, acting upon recommendations of the independent public accountants, reviewing T.J.T.’s proposed budget and financial reports, and taking such further actions as the Audit committee deems necessary.  As of November 14, 2000, the charter of the Directors’ Audit Committee was revised, limiting membership on the Directors’ Audit Committee to independent, outside directors only.  The charter of the Directors’ Audit Committee was again revised August 18, 2002, to incorporate certain provisions of the Sarbanes-Oxley Act of 2002 applicable to audit committees.  The Directors’ Audit Committee, consisting of designated “financial expert” Susan M. Allison (Chair), Larry E. Kling, and Jerome B. Light, met six times during the 2004 fiscal year.

Compensation Committee

The Directors’ Compensation Committee reviews and adjusts the salaries of T.J.T.’s principal officers and key executives, and administers T.J.T.’s executive compensation and benefit plans.  The Directors’ Compensation Committee, consisting of Messrs. Sheldon (Chair), Berry, Kling, and Light, met two times during the 2004 fiscal year, and also met with the entire Board of Directors to consider Compensation issues.

Executive Committee

The Directors’ Executive Committee was formed in November, 1999 to provide oversight of operational issues, to monitor financial results, and to take necessary related actions for the Board of Directors, during periods in which the Board does not meet.  The Directors’ Executive Committee is expressly empowered to authorize distributions by the corporation and the issuance of shares of the corporation to the extent specifically provided for by resolution of the Board.  The Executive Committee Charter was revised in February, 2001 to redefine its membership to consist of the Chief Executive Officer and independent, outside Directors, and to have a minimum of three, and a maximum of four members.  The Committee consists of Jerome B. Light (Chairman), Arthur J. Berry, Larry E. Kling, and Terrence J. Sheldon.   The Directors’ Executive Committee met one time during the 2004 fiscal year.

EXECUTIVE OFFICERS OF THE COMPANY

Below are listed the names and biographical information of the executive officers of TJT as of September 30, 2004.  Each executive officer has a one-year term of office.

Terrence J. Sheldon,  62, co-founded T.J.T., Inc., an Idaho corporation (“TJT-Idaho”) in 1977.  Mr. Sheldon was elected to the Board of TJT-Idaho in April of 1977.  He served as President of TJT-Idaho from inception until its merger with the Company in 1994, with the exception of the period from January – October, 1986.  Mr. Sheldon has served as President and Chief Executive Officer of the Company since 1994.  Mr. Sheldon is Chairman of the Board of Directors, Chairman of the Directors’ Compensation Committee, a member of the Directors’ Executive Committee, and a Trustee of the T.J.T., Inc. 401(k) Plan.

Larry B. Prescott, 56,  was appointed Senior Vice President, Chief Financial Officer, and Treasurer of the Company, in January, 1999.  Mr. Prescott was named a trustee of the T.J.T. 401(k) Plan in February, 1999.  He has served on the Board of Directors since February, 1999.  Previously, Mr. Prescott was Vice President and Portfolio Manager for US Bancorp in Portland, OR.  Prior to his banking experience, he spent 15 years with Boise Cascade Corporation in the factory-built housing industry.

Cindy M. Truchot, 33, is a CPA and has served as Vice President and Controller since February 2002.  Previously, she served as Controller of a privately owned technology based company as well as serving several years in the public accounting sector.  Ms. Truchot received a B.S. in Business Administration, accounting emphasis, from Idaho State University.

John W. Eames III, 63, has served the Company in various positions since 1991.  He was appointed Corporate Secretary in August 2001, an Executive Officer in August 2002, and a Vice President in February of 2004.   Previously, Mr. Eames served as National Sales Manager for a log home manufacturer in Idaho and held several management positions with Boise Cascade Corporation’s Housing Division.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This table details the amount of T.J.T. common stock owned as of December 17, 2004, by each person who is known by T.J.T. to beneficially own more than 5% of T.J.T. common stock.  The table also shows information concerning beneficial ownership by all directors, each executive officer named in the Summary Compensation Table, and by all directors and named executive officers as a group.

BENEFICIAL OWNERSHIP TABLE

Name & Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership as of December 17, 2004(1),(2)	Percent of Ownership

Directors and Named Executive Officers:

Terrence J. Sheldon (2),(3),(6),(8)	1,327,737	29.5%

Ulysses B. Mori (2),(4),(8)	242,629	5.4%

Larry B. Prescott (6),(8)	179,750	3.9%

Cindy M. Truchot (6),(8)	0	*

John W. Eames III (2),(6),(8)	0	*

Susan M. Allison (5),(8)	1,500	*

Arthur J. Berry (7)	185,000	4.1%
960 Broadway Ave., Suite 450
Boise, ID 83706

Jerome B. Light	7,000	*
2010 Wayne Dr.
Payette, ID 83661

Larry E. Kling	7,000	*
5004 Hwy 16
Eagle, ID 83616

Robert B. Siegel	193,700	4.3%
2021 N. 23rd Ave.
Phoenix, AZ 85009

All directors and executive officers as a group	2,144,316	47.6%

Beneficial Owners:

Paul G. Smith (9)	837,500	18.6%
550 Lake St., Apt. 303
San Francisco, CA 94118

See footnotes next page

Footnotes to Beneficial Ownership Table:

(1)          For purposes of this table, shares are considered to be “beneficially” owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities, or the sole or shared power to dispose of or direct the disposition of the securities.  “Beneficially” owned also includes the number of shares the person has the right to acquire within 60 days of December 17, 2004.  Unless otherwise indicated in these footnotes, each shareholder has the sole voting and investment power with respect to the shares beneficially owned.

(2)          Includes 539,365 shares of T.J.T.’s common stock held and voted by Terrence Sheldon as Trustee of T.J.T.’s 401 (k) Profit Sharing Plan for the accounts of individual participants, including Mr. Mori (1,013 shares), and Mr. Eames (5,803 shares).

(3)          Includes 2,263 shares Mr. Sheldon holds indirectly.   Also includes 12,500 shares on which he shares voting and dispositive powers with his spouse.

(4)          Mr. Mori shares voting and dispositive powers to such shares, with his spouse.

(5)          Ms. Allison was appointed as a Director on November 4, 2003, and elected on February 17, 2004.

(6)          Mr. Sheldon, Mr. Prescott, Ms. Truchot, and Mr. Eames served as named executive officers during the fiscal year ended September 30, 2004.  Messrs. Sheldon and Prescott currently serve as Directors of the Company, as well.

(7)          Twenty thousand (20,000) shares are held by Arthur J. Berry & Company, a real estate development and brokerage firm of which Mr. Berry is President and principal shareholder.

(8)          C/o T.J.T., Inc. 843 N. Washington, P.O Box 278, Emmett, Idaho 83617

(9)          As of December 17, 2004, Mr. Paul G. Smith owns approximately 18.6% of the shares outstanding, and to the best of T.J.T.’s knowledge, all relevant filings have been made.   Mr. Smith has expressed no present interest in taking an active role in the management of the Company.

*                 Represents less than 1% of the issued and outstanding shares of T.J.T.’s common stock.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Securities to be Issued	Avg. Exercise Price	Shares Available
	(a)	(b)	(c)
Equity Compensation Plans	Number of shares to be issued upon exercise of outstanding options	Weighted Average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans. (excluding shares reflected in column a)
Equity compensation plans Approved by shareholders	220,000	$0.65	380,000

Equity compensation plans not approved by shareholders	(N/A)	(N/A)	(N/A)
TOTAL	220,000	$0.65	380,000

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Other Compensation

This table indicates all cash compensation T.J.T. paid, as well as certain other compensation paid or accrued to Terrence J. Sheldon, the President, Chief Executive Officer, and Chairman of the Board of T.J.T., and the executive officers of T.J.T. earning more than $100,000/year (“Named Executive Officers”):

Summary Compensation Table (1)

					Long-Term Compensation
	Annual Compensation				Awards	Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1)	Restricted Stock Award(s) ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)
							Stock Options Granted
Terrence J. Sheldon (2)	2004	$131,538	$45,280	$15.081			—
President, Chief	2003	$120,000	$12,055	$15,711			—
Executive Officer, and Chairman of the Board of Directors	2002	$120,000	—	$15,499			—

Larry B. Prescott (2)	2004	$107,692	$38,812	$2,539		—	—
Senior Vice President,	2003	$100,000	$12,055	$3,000		—	—
Chief Financial Officer, Treasurer, and Director	2002	$93,654	—	—		—	—

(1)          Excludes personal benefits and other forms of non-cash compensation that did not, in the aggregate, exceed 10% of the aggregate amount of cash compensation shown for the subject individuals.

(2)          Includes participating contributions to T.J.T.’s 401(k) Plan for the fiscal year.  T.J.T., Inc.  matches 50% of employee wage contributions up to a maximum of 6% of the employee’s base salary.   During the fiscal year ended September 30, 2004, T.J.T. paid $3,081 in matching contributions on behalf of Mr. Sheldon, and $2,539 for Mr. Prescott.

T.J.T., Inc. 1994 Stock Option Plan

At a special meeting held on February 7, 1995, shareholders approved the T.J.T., Inc. 1994 Stock Option Plan (the “Plan”).  At the Annual Shareholders Meeting held February 20, 2000, the Plan was amended to increase the shares from 200,000 to 400,000; with 300,000 shares classified as incentive stock options and 100,000 shares classified as non-qualified stock options.

No options were granted during fiscal year 2004.  The value of options held by the Named Executive Officers during the fiscal year ended September 30, 2004 is measured in terms of the last reported sale price reported on the OTC Bulletin Board for T.J.T.’s common stock on September 30, 2004.  T.J.T.’s stock on September 30, 2004 was priced at $0.70.

Stock Option Grants in the Last Fiscal Year

In fiscal 2004, no options were granted under the T.J.T., Inc. 1994 Stock Option Plan.

Aggregated Stock Options

The table below provides information concerning aggregated stock options held as of September 30, 2004, and the stock options exercised during the 2004 fiscal year, by the named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year

And FY-end Option Values

Name	Shares Acquired On Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (1) Exercisable/Unexercisable	Value of unexercised In-the-Money Options at FY-End (1),(2) Exercisable/Unexercisable
Terrence J. Sheldon	—	—	—/—	—/—
Larry B. Prescott	—	—	125,000 / —	—/—
Cindy M. Truchot	—	—	—/—	—/—
John W. Eames III	—	—	—/—	—/—

(1)                                  The table includes options vested under the T.J.T., Inc. 1994 Stock Option Plan.  Options vest at a rate of 20% per year, according to the terms of the 1994 Stock Option Plan.  In the event of a change in control, as defined in the 1994 Stock Option Plan, all outstanding Incentive Stock Options or portions thereof become immediately vested, and Non-Qualified Stock Options may be reduced no more than 50%.  Options expire 90 days after an optionee’s employment with T.J.T. is terminated for any reason, unless the termination results from the optionee’s death, permanent disability, or retirement.  In the case of an optionee’s death or disability, a vested option does not expire until one year after the optionee’s death or disability.  However, if an optionee retires, a vested option expires three months after the optionee’s retirement.   Incentive Stock Options shall expire no later than 10 years from the grant date, unless the Incentive Stock option is granted to a 10% Shareholder, in which case the term expires no later than five years from the date it is granted.  Non-Qualified Stock Options shall expire no later than eight years from the grant date.

(2)                                  Values in this table are the difference between the market price per share of $0.70 on September 30, 2004, the exercise price of $1.05 on January 7, 1999 (25,000 shares) and $0.75 on February 22, 2000 (100,000 shares) for Mr. Prescott.

401(k) Profit Sharing Plan

As of September 30, 2004, T.J.T. maintained a 401(k) Profit Sharing Plan (the “401(k) Plan”) for its eligible employees.  The 401(k) Plan is a profit-sharing plan, including a cash or deferred arrangement according to Section 401(k) of the Internal Revenue Code of 1986, as amended.  T.J.T. sponsors the 401(k) Plan to provide its eligible employees with the opportunity to defer compensation and to have these deferred amounts contributed to the 401(k) Plan on a pre-tax basis, subject to certain limitations.  Until August 1, 1996, T.J.T. made matching contributions to employee deferrals of 100% of participants’ contributions up to 6% of base wage or salary.  As of August 1, 1996, T.J.T. adjusted its matching contributions to be 50% of employees’ wage deferrals, up to a maximum employee contribution of 6% of wage or salary.

During the fiscal year ended September 30, 2004, T.J.T. contributed $30,743 in matching funds.  Amounts contributed to the 401(k) Plan by Executive Officers during the 2004 fiscal year totaled $18,276.

Director Compensation

Directors who are T.J.T.  employees do not receive fees for their services as directors.  Non-employee directors receive the following compensation: an annual fee of $10,000, payable in quarterly installments of $2,500 each; a Board of Directors meeting fee of $500 per meeting attended; a committee meeting fee of $500 per meeting attended if the committee meeting is separate from a Board meeting; and $100 per meeting attended if the meeting is in conjunction with a Board meeting; and reasonable out-of-pocket expenses.  As of the date of this Proxy, Ms. Allison, and Messrs. Berry, Kling, Light, and Siegel, are eligible to receive compensation for their services to the Board.  For the 2004 fiscal year, Ms. Allison received $11,186 for her services to the Board.  Mr. Berry received $13,300, Mr. Kling $12,800, Mr. Light $13,300, and Mr. Siegel $13,638.

As of November 18, 1997, the Board of Directors adopted T.J.T.’s 1997 Directors’ Stock Option Plan (“Directors’ Plan”), and on February 24, 1998, T.J.T.’s shareholders approved the Directors’ Plan.   The Directors’ Plan authorized the issuance of options representing a total of 50,000 shares of T.J.T.’s Common Stock to directors who are not employed by T.J.T.  At the Annual Shareholders meeting on February 22, 2000, the Directors’ Plan was amended to: (1) increase the number of shares of Common Stock by 150,000 shares to 200,000 shares; (2) to extend the expiration date of the Directors’ Plan from November 17, 2007 to the later of February 22, 2010, or 10 years from the date the option is granted, or to such time as there are no longer options available and; (3) to expand the power of the Board of Directors to grant additional options to non-employee Directors.

The option grants under the Directors’ Plan are non-discretionary grants which are made when a non-employee director is elected to T.J.T.’s Board of Directors.  Each non-employee director, upon election, receives an option grant to purchase 5,000 shares of T.J.T.’s common stock.  Additional options may be granted by action of the entire Board.  On November 19, 2002, the Board of Directors unanimously approved the granting of an additional option to purchase 5000 shares to each non-employee Director upon each anniversary of their election to the Board.  Twenty percent of the options granted under the Directors’ Plan become exercisable immediately after the grant is issued.  The options then become exercisable at a rate of 20% per year, on the anniversary of the grant date, over a period of four years.  Vesting is predicated on continued service as a Director.  The exercise price of the options is 100% of the fair market value of T.J.T.’s common stock on the OTC Bulletin Board on the last trading day prior to the grant date.  Vested options expire three months after termination of service as a director, unless such termination is due to the death of the optionee.  In such circumstance, the option will expire on the earlier of the expiration date, or eighteen months following the date of the optionee’s death.  In the event of a change of control of the Company, options granted under the Directors’ Plan fully vest immediately.

On November 17, 1997, Mr. Berry was granted the option to purchase 5,000 shares of T.J.T.’s common stock.  On January 3, 2000, Mr. Light was granted the option to purchase 5,000 shares.  On February 22, 2000, Mr. Berry was granted an additional option to purchase 20,000 shares.  On February 19, 2002, Mr. Kling was granted the option to purchase 5,000 shares.  On November 18, 2002, the following additional options were granted; Mr. Berry – 30,000 shares, Mr. Kling - 10,000 shares, and Mr. Light –10,000 shares.   On February 18, 2003,  Mr. Siegel was granted the option to purchase 5,000 shares.   On their anniversary dates as Directors, of February 19, February 20, and May 15, 2003 respectively, Mr. Kling, Mr. Light, and Mr. Berry were each granted an option to purchase an additional 5,000 shares.  On February 17, 2004, Ms Allison was granted an option to purchase 5,000 shares, and on their anniversary dates as Directors, of February 19, February 20, and May 15, 2004 respectively, Mr. Kling, Mr. Light, and Mr. Berry were each granted an option to purchase an additional 5,000 shares.

On May 11, 2004, by unanimous action of the Board, the following options were cancelled;  Mr. Berry, 5,000 shares granted in 1997 and 20,000 shares granted in 2000; Mr. Light, 5,000 shares granted in 2000; and Mr. Kling, 5,000 shares granted in 2002. As of the date of this Proxy Statement, 15,000 of the 40,000 options granted to Mr. Berry, 7,000 of the 20,000 options granted to Mr. Kling, 7 ,000 of the 20,000 options granted to Mr. Light, 3,000 of the 10,000 options granted to Mr. Siegel, and 1,000 of the 5,000 options granted to Ms. Allison are exercisable.  No stock options have been exercised under the Directors Plan.  There are 105,000 shares remaining under the Directors’ Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

T.J.T.’s Directors’ Compensation Committee is comprised of Terrence J. Sheldon, Arthur J. Berry, Jerome B. Light, and Larry E. Kling.  The Directors’ Compensation Committee regularly reviews the compensation of its Executive Officers.  The most recent review was conducted on April 22, 2004.

Compensation Policy Applicable to Officers and Key Executives.

It is the goal of the Directors’ Compensation Committee to create compensation packages for officers and key executives which will attract, retain, and motivate executive personnel who are capable of achieving T.J.T.’s short and long-term financial and strategic goals.  Compensation packages are designed to combine a mixture of short-term and long-term incentives tied to T.J.T.’s performance.  In exercising its responsibilities, the Directors’ Compensation Committee also seeks to encourage management to maximize T.J.T.’s stock price to provide a long-term value for its shareholders.  Through implementation of its compensation policies, the Directors’ Compensation Committee believes it can motivate T.J.T.’s management to strive to obtain T.J.T.’s objectives of strong financial performance and stock price appreciation.  The Directors’ Compensation Committee has not adopted a policy in response to federal tax laws that limit the deductibility by T.J.T. of compensation in excess of $1 million per employee per year for each of T.J.T.’s most highly compensated executives.  The total compensation paid to any individual executive officer of T.J.T. does not now exceed the deductibility levels.  T.J.T. does not anticipate exceeding the deductibility levels in the foreseeable future.

Executive Compensation Policies

T.J.T.’s executive compensation is made up of three elements:  (1) base salary, (2) performance bonus, and (3) grants of equity –based compensation (e.g., stock options).

Base Salary.  T.J.T. set base salary for officers and executives prior to its initial public offering in December, 1995.  Consideration was given to each person’s job responsibilities, and to the salaries paid to officers and executives in comparable positions in similar-sized companies in the Emmett, Idaho area.  Effective May 11, 2004, the Directors’ Compensation Committee reestablished base salaries for all of T.J.T.’s executive officers, based on the findings and recommendations of an Executive Compensation and Bonus Survey commissioned by the Compensation Committee.

Performance Bonus.  The 2004 Performance Bonus Compensation Program for executive officers and key managers was established by the Board of Directors, at its meeting on May 11, 2004, based on recommendations of this same Executive Compensation and Bonus Survey.  All executive bonuses are to be calculated on pre-tax profit in excess of $200,000, for the Company, after inclusion of all costs including corporate allocation.  Bonuses are based on a percentage of pre-tax profit, established by the Directors’ Compensation Committee, and approved by the Board of Directors.  In accordance with the previously established 2004 Performance Bonus Compensation Program, performance bonuses totaling $116,435 were paid to executive officers for fiscal year 2004.

Stock Options.  In addition to compensation through salary and bonuses, T.J.T. adopted the T.J.T., Inc. 1994 Stock Option Plan (the “Plan”), which provides long-term compensation to officers and key employees depending upon T.J.T.’s financial performance.  Under the Plan, officers, directors, and key employees are eligible to receive stock option grants.   The number of stock options granted to each executive officer is determined by a competitive compensation analysis and each individual’s salary and responsibilities.  The Directors’ Compensation Committee also considers the number and exercise price of options and shares of restricted stock previously granted to individuals.

Employment Agreements

There were no employment agreements in effect during the fiscal year ended September 30, 2004.

CEO’s Compensation

Mr. Sheldon currently has no employment contract or compensation agreement with T.J.T.  On April 22, 2004, Mr. Sheldon’s annual base compensation was adjusted by the Directors’ Compensation Committee to $150,000.  Any bonuses and stock option awards to Mr. Sheldon will be based on T.J.T.’s performance and Mr. Sheldon’s level of responsibility and experience.

DIRECTORS’ COMPENSATION COMMITTEE

Terrence J. Sheldon (Chairman)

Arthur J. Berry

Larry E. Kling

Jerome B. Light

AUDIT COMMITTEE REPORT

Change of Independent Auditors

On April 22, 2004, the Directors’ Audit Committee, comprised of Ms. Allison, and Messrs. Kling, and Light, as voting members, unanimously voted to select Moss Adams, LLP, as T.J.T.’s independent auditors, replacing Balukoff Lindstrom & Co., PA.  There were no outstanding disagreements or issues with Balukoff Lindstrom & Co.

Discussions with Management

The Directors’ Audit Committee has reviewed and discussed the audited financial statements for T.J.T., for fiscal year 2004, with T.J.T. management.

S.A.S. 61

T.J.T.’s Directors’ Audit Committee has discussed with Moss Adams, LLP. T.J.T.’s auditors, the matters required to be discussed by S.A.S. 61 (Codification of Statements on Auditing Standards).

T.J.T.’s Directors’ Audit committee has received the written disclosures and the letter from Moss Adams, LLP. (T.J.T.’s “Independent Accountants”) required by Independence Standards Board Standard No. 1, and has discussed with the Independent Accountants their independence.

Audit Fees

The aggregate fees paid for professional services rendered by Independent Accountants for the audit of the Company’s annual financial statements, for the reviews of the condensed financial statements included in the Company’s quarterly Reports on Form 10-Q, preparation of the Company’s annual tax returns, and other non-audit services, for Fiscal Years 2003 and 2004.

Independent Accountant	Fiscal Year	Audit Fees	Audit Related Fees		Tax Fees	All Other Fees		Total Fees
Balukoff Lindstrom	2003	$65,000.00	—		$6,500.00	$6,00.00	(1)	$77,500.00

Moss Adams	2004	$67,209.98	$2,490.00	(2)	—	—		$69,699.98

The Directors’ Audit Committee was aware of each of the Other Fees, at the time of the expenditure.

(See Footnotes below for explanation of Audit Related, and All Other Fees)

Audited Financial Statements for T.J.T.’s Annual Report

Based on review of the Independence Standards Board Standard No. 1, and S.A.S. 61, T.J.T.’s Directors’ Audit Committee recommended to the Board of Directors that the audited financial statements be included in T.J.T.’s Annual Report on Form 10-K for fiscal year 2004, for filing with the Securities and Exchange Commission.

DIRECTORS’ AUDIT COMMITTEE

Susan M. Allison (Chair)

Larry E. Kling

Jerome B. Light

(1) Analysis of Bradley performance as per Court Order, Joint Venture planning, and Sarbanes-Oxley Compliance Planning.

(2) Analysis of supplier loan and shareholder transaction.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG T.J.T., INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,

THE RUSSELL 2000 INDEX AND A PEER GROUP

* $100 invested on 9/30/99 in stock or index-including reinvestment of dividends.

Fiscal year ending September 30.

The graph presented above compares the cumulative total return of the Company, the NASDAQ Market Index, the Russell 2000 Index, and a Peer Group Index, from September 30, 1999 through September 30, 2004. The Peer Group represents a Customer Selected Stock List comprised of Fleetwood Enterprises and Champion Enterprises, both home manufacturers and customers of the Company; and Patrick Industries and Drew Industries, both OEM suppliers to the manufactured housing industry and competitors of the Company. The Russell 2000 Index was added as a more representative comparison of small-cap companies than is the NASDAQ.

Produced by Research Data Group, Inc. 10/29/2004

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

T.J.T., Inc. leases three parcels of property from TJT Enterprises that comprises a portion of its operational facilities in Emmett, Idaho.  TJT Enterprises is a limited liability company composed of two general partners, each of which has a one-half interest:  Terrence J. Sheldon, T.J.T.’s President and CEO, and Jerry Radandt.

T.J.T. leases its corporate office located in Emmett, Idaho, from Sheldon Homedale Family Limited Partnership.  Sheldon Homedale Family Limited Partnership is a partnership owned by the Terrence Sheldon family.  Terrence Sheldon, President and CEO of the Company, is a five percent owner and general partner of the partnership.

T.J.T. believes that these lease agreements contain commercially reasonable terms and conditions no less favorable to T.J.T. than could have been obtained from an unaffiliated party.

T.J.T. purchases steel manufactured home piers and accessories from D-Mac, LLC.  During the fiscal year ended September 30, 2004, these purchases totaled $606,000, and exceeded 5% of D-Mac’s total sales.   Robert B. Siegel, a Director of T.J.T., Inc., is a 50% owner of D-Mac, LLC.   T.J.T. purchases these materials at competitive market prices.

During 2004, Arthur J. Berry, a Director of T.J.T., Inc., was Senior Managing Partner, and principal shareholder, of Kit Homebuilders West, LLC, a producer of HUD Code manufactured homes.   During the fiscal year ended September 30, 2004, Kit Homebuilders West, LLC purchased reconditioned axles and inspected tires from T.J.T., Inc. in the amount of $452,000.  T.J.T., Inc. sold these products to Kit Homebuilders West, LLC at competitive market prices.  In October of 2004, Mr. Berry sold his majority ownership position in Kit Homebuilders West, LLC, and now retains a minority ownership.

Compensation Committee Interlocks and Insider Participation

The Directors’ Compensation Committee consists of Mr. Sheldon and three non-employee Directors:  Messrs. Berry, Kling, and Light.  None of T.J.T.’s executive officers serve as a director of another corporation in a case where an executive officer of the other corporation serves as a director of T.J.T.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires T.J.T.’s Executive Officers and Directors and persons owning more than 10% of T.J.T.’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish copies to T.J.T.

Based solely on the review of forms 3, 4, and 5 furnished to T.J.T., and certain representations made to T.J.T., the Company believes that there were no filing deficiencies under Section 16(a) for the fiscal year ended September 30, 2004.

CODE OF ETHICS

The Board of Directors unanimously adopted a Code of Conduct and Ethics for Executive Officers, at its meeting on November 11, 2003.  Copies are available free of charge by calling 1-800-458-3555.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented at the Annual Meeting besides the proposal discussed in this Proxy Statement.  However, if any other matters are properly presented, the people named as proxies will vote in accordance with their judgment on such matters.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by T.J.T. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended; the sections of this Proxy Statement entitled “Compensation Committee Report on Executive Compensation”, “Audit Committee Report”, (to the extent permitted by the rules of the Securities Exchange Commission), and “Comparison of 5-Year Cumulative Total Return”, shall not be deemed to be so incorporated, unless specifically otherwise provided in such filings.

By Order of the Board of Directors
John W. Eames III
Corporate Secretary

Emmett, Idaho
January 17, 2005

The Company’s 2004 Annual Report is being mailed to shareholders with this Proxy Statement

T.J.T., INC.

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 22, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terrence J. Sheldon and John W. Eames III attorney’s and proxies, with full powers of substitution in each of them, in the name, place, and stead of the undersigned to vote as proxy all of the stock of the undersigned in T.J.T., Inc.

Please sign and date on the reverse side and mail promptly. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Director’s recommendations. If you do not signand return a proxy or attend the meeting and vote by ballot, your shares cannot be voted.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

Annual Meeting of Shareholders

T.J.T., Inc.

February 22, 2005, 10:00 a.m.

Owyhee Plaza Hotel

Boise, Idaho

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1

1. Election of Directors Nominees:	2. In their discretion, the proxies are authorized to vote upon such other businesses as may properly come before the meeting.

Larry E. Kling
Jerome B. Light
Terrence J. Sheldon

FOR	WITHHELD
☐	☐

INSTRUCTION: To withhold the authority to vote for any individual nominee, write that nominee’s name in the space provided below.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005
(Signature)

(Signature if held jointly)

Please sign, date, and return the proxy card promptly using the enclosed envelope.

FOLD AND DETACH HERE

ADMISSION TICKET

ANNUAL MEETING OF

SHAREHOLDERS

T.J.T., INC.

FEBRUARY 22, 2005 10:00 A.M.

OWYHEE PLAZA HOTEL

BOISE, IDAHO

Agenda

* Election of Directors